ONEMEDNET

Accelerating Life Sciences with Imaging Real-World Data



Investor Presentation
2025

Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates. While OneMedNet Corporation, a Delaware corporation (“we,” “us,” “the Company,” “OneMedNet,” “ONMD” and “OMN”), believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this presentation. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others: our ability to change the direction of OneMedNet; our ability to keep pace with new technology and changing market needs; the competitive environment of our business; risks inherent with investing in Bitcoin, including Bitcoin’s volatility; and our ability to implement our Bitcoin treasury strategy and its effects on our business; and the other factors discussed in the Company’s most recent Annual Report on Form 10-K and the Company’s subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this presentation is provided only as of today, and we undertake no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation, and any oral statements made in connection with this presentation, shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other securities of the Company, nor, in connection with any securities offering by the Company, will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

Company Profile

OneMedNet is revolutionizing how the world unlocks Real-World Data (RWD), harnessing the untapped potential of over 1,750 healthcare sites through its iRWD™ platform. This isn't just data – it's the lifeblood of innovation, from de-identified medical imaging to electronic health records, fueling breakthroughs for drugmakers, medical device pioneers, and AI visionaries. With a network spanning rare diseases, oncology, cardiology, and beyond, OneMedNet delivers precision insights that redefine patient care and power the next wave of healthcare disruption.

Beyond healthcare OneMedNet's proprietary AI anonymizes data for industries like finance, retail, and telecom, unlocking endless possibilities – rigorously testing production system upgrades, de-risking complex projects, and securely sharing sensitive data by stripping out personal information.

Treasury Strategy

Bitcoin Integration

NASDAQ: ONMD

"In 2024, Bitcoin has emerged as an institutional asset and is now a viable alternative to bonds for public corporations."

Michael Saylor

Bitcoin (BTC) Allocation

- Substantial portion of liquid assets invested in BTC.
- BTC held for value and inflation hedge.

Profit Reinvestment

- Reinvest future profits to grow BTC holdings.
- Increase resilience to inflation.

Strategic Benefits

- Diversifies assets beyond cash/bonds.
- Bolsters macroeconomic resilience.

ONMD Snapshot

AI-Powered Real-World Data Platform

NASDAQ: ONMD

- AI-Powered iRWD™ Platform
  - Utilizes cost-effective AI tools for federated search, de-identification, and curation of datasets.
  - Supports multiple industries beyond healthcare, including finance, telecom, and retail.
- Expanded Market Reach
  - Active on five major data marketplaces: Amazon Data Exchange, Protege AI, Bayer Data Marketplace, Datavant, and HealthVerity.
- Network Growth
  - Partnered with 1,750+ healthcare provider sites.
  - Medical Imaging-rich repository now exceeds 136 million clinical exams, growing ~5% annually through routine care.
- Diverse Customer Base
  - Trusted by leading life sciences companies for clinical trials, regulatory submissions, and AI development – demonstrating strong market validation.

Solving RWD's Unmet Need

The Challenge	Our Solution
Data Scarcity	• Broad network of providers / data partners • Index smarter for easier searching • Index deeper for more data

Data Bias	• Increased Diversity
	  • Geography
	  • Demographics and ethnicities
	  • Medical devices
	  • Disease pathologies

Data Cost	• Reduce Costs
	  • AI Autonomous De-ID & cleaning
	  • Search faster & smarter
	  • Curated, stock data sets
	  • Easy-to-buy subscriptions

Target Markets

1 AI

Accelerate AI Model Development

$60B+
AI Market[1]

- Real-World Data replaces all or large portions of clinical trials
- Speeds up AI model development
- Rich, heterogeneous, FDA-grade data

2 Devices & Medical Implants

Product Development & Post Market Surveillance

$190B
R&D Spend Top BioTech 2025[2]

- Manufacturers use RWD to track how well their medical device perform
- FDA requires data on safety issues, such as complications, revisions, infections, and time to union

3 Drug Development

Supplement Clinical Trials with Evidence

5,310+
Clinical Trials market pre-pandemic level[2]

- RWD can help measure how well drugs works
- Data must match very specific patient profiles
- RWD potentially saves millions of dollars and accelerating timelines by several years

[1] McKinssey: Generative AI in the pharmaceutical industry: Moving from hype to reality – 2024
[2] IQVIA – Global Trends R&D - 2025

Superior Real-Time Data Begins with a Superior Network


Our Ever-expanding
Real-time, RWD
136M+ Clinical Exams
34M+ Patients
1,750+ Healthcare Partner Sites

Why It Matters for Research

- **LIVE Data** – No stale data, ever
- **Longitudinal Data** – Ability to access historical and future records
- **Diverse & Comprehensive** – Datasets that include health economics and social determinants of health
- **Better Research Outcomes** – Rich, representative data drives more accurate, generalizable findings
- **Real-World Impact** – Monitoring & improving the safety and effectiveness of medical devices & treatments

OneMedNet's iRWD™ Platform

On-Demand LIVE Access to Diverse Dataset


Medical Devices
Pharma
CROs/ICLs
Imaging AI
AWS (CLOUD) PLATFORM | DATA SECURITY
ONEMEDNET iRWD™
EXPERTLY CURATED | ANONYMIZED COLLECTIONS
INDEXES
DISCOVERS
REFINES
DE-IDENTIFIES
VALIDATES
DELIVERS
AWS (CLOUD) PLATFORM | DATA SECURITY
FEDERATED DATA IS INDEXED
Hospitals
IDNs
Clinics
Imaging and Treatment Centers

- Proprietary iRWD™ platform
  - Collects and federates data
  - AI Automated De-identification
  - Curate large-scale clinical data
- Incomparable in-house Data Curation Team
- 1750+ healthcare sites
  - Electronic Health Records (EHRs)
  - Imaging
  - Lab results
  - Health Economics & Social Determinants of Health

AI Driven Tools to serve Multiple Markets

De-Identify and Remove Personally Identifiable Information (PII) in Other industries

- Healthcare
  - AI-driven data masking
  - Data Curators
- Finance
  - AI-driven data masking
  - Test safely on real, anonymized data ensuring
- Retail
  - Test upgrades on De-Identified production data
  - Use De-Identified data to
    - Spot trends
    - Tailor offerings
    - Identify market gaps
- Finance
  - Test upgrades on De-Identified production data
  - Prevent costly upgrade failures / rollbacks
  - Prevents poor customer experiences



BANKABC

June 9, 2018 through July 7, 2018

Account number xxxxx100899010

CUSTOMER SERVICE INFORMATION

Web site:	bankabc.com
Service Center:	**1-800-935-9935**
Deaf and Hard of Hearing:	1-800-242-7383
Para Espanol:	1-877-312-4273
International Calls:	1-713-262-1679

Jon Doe
OR Jonie Doeie
1122 P MARKIES AVE
LOANEX AZ 11001-1234

CHECKING SUMMARY

	AMOUNT
Beginning Balance	**$11.96**
Deposits and Additions	620.00
ATM & Debit Card Withdrawals	-25.66
Electronic Withdrawals	-616.21
Other Withdrawals	-4.00
Fees	-46.00
Ending Balance	**-$59.91**

DEPOSITS AND ADDITIONS

DATE	DESCRIPTION	AMOUNT
02/01	Online Transfer From Chk ...1858 Transaction#: 7901783357	$620.00
Total Deposits and Additions		**$620.00**

ATM & DEBIT CARD WITHDRAWALS

DATE	DESCRIPTION	AMOUNT
01/25	Card Purchase 01/23 Jack IN The Box 1518 Chandler AZ Card 4496	$8.63
01/28	Card Purchase 01/26 Qt 425 05004254 Phoenix AZ Card 4496	2.99
02/21	Recurring Card Purchase 02/20 Amazon Prime Amzn.Com/Bill WA Card 4496	14.04
Total ATM & Debit Card Withdrawals		**$25.66**

Personally Identifiable Information (PII)

3 Pillars to Success

PLATFORM

Proven Platform

- **LIVE** data updates
- Curated, regulatory-grade data
- Flexible recurring licensing

PARTNERS

Prioritize Onboarding to the Platform

- **GROW** healthcare provider relationships
- **GROW** Life Science and research organizations use of the platform

PEOPLE

Culture of Execution

Experienced leadership

- Healthcare
- Cloud Solutions
- AI First development
- Regulatory compliance

OneMedNet Differentiators

- Treasury Strategy – Bitcoin Integration
- AI-Powered iRWD™ platform
- De-Identified LIVE data 1,750+ sites
- Real-Time, Cross-Industry Solutions
- Enable Accelerated Innovation in Pharma • MedTech • AI

NASDAQ: ONMD

5,310+
Clinical Trials Market pre-pandemic level [2]

$190B
R&D Spend Top BioTech 2025[2]

$60B+
AI Market [1]

[1] McKinssey: Generative AI in the pharmaceutical industry: Moving from hype to reality – 2024
[2] IQVIA – Global Trends R&D - 2025